# A New Plan to Improve Operations and Drive Value for All Stockholders

APRIL 2017




Rent-A-Center


# Safe Harbor

**Forward-Looking Statements**

This presentation and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," "believe," or "confident," or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company's current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company's business segments; our chief executive officer and chief financial officer transitions, including our ability to effectively operate and execute our strategies during the interim period and difficulties or delays in identifying and attracting a permanent chief financial officer with the required level of experience and expertise; failure to manage the Company's store labor and other store expenses; the Company's ability to develop and successfully execute strategic initiatives; disruptions, including capacity-related outages, caused by the implementation and operation of the Company's new store information management system, and its transition to more-readily scalable, "cloud-based" solutions; the Company's ability to successfully market smartphones and related services to its customers; the Company's ability to develop and successfully implement virtual or E-commerce capabilities, including mobile applications; disruptions in the Company's supply chain; limitations of, or disruptions in, the Company's distribution network; rapid inflation or deflation in the prices of the Company's products; the Company's ability to execute and the effectiveness of a store consolidation, including the Company's ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company's available cash flow; the Company's ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company's brand; uncertainties regarding the ability to open new locations; the Company's ability to acquire additional stores or customer accounts on favorable terms; the Company's ability to control costs and increase profitability; the Company's ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company's ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the Rent-to-Own industry; the Company's compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company's stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company's effective tax rate; fluctuations in foreign currency exchange rates; the Company's ability to maintain an effective system of internal controls; the resolution of the Company's litigation; and the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

**Use of Non-GAAP Financial Measures**

This presentation refers to EBITDA (earnings before interest, taxes, depreciation and amortization), and free cash flow (EBITDA less cash taxes, interest, capital expenditures, plus stock-based compensation expense and plus (less) the net decrease (increase) in net working capital), which are non-GAAP financial measures as defined in Item 10(e) of Regulation S-K. Management believes that presentation of these non-GAAP financial measures in this presentation are useful to investors in their analysis of the Company's projected performance in future periods. This non-GAAP financial information should be considered as supplemental in nature and not as a substitute for or superior to the historical financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

The Company has not quantitatively reconciled differences between EBITDA or free cash flow and their corresponding GAAP measures for 2018 and 2019 projections due to the inherent uncertainty regarding variables affecting the comparison of these measures.

**Additional Information and Where to Find It**

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to its 2017 Annual Meeting. The Company stockholders are strongly encouraged to read any such proxy statement, the accompanying white proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC's website at www.sec.gov. Copies also will be available free of charge at the Company's website at www.rentacenter.com or by contacting the Company's Investor Relations at 972-801-1100. The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at Rent-A-Center's 2017 Annual Meeting. Information about certain current directors and executive officers of the Company is available in the Company's proxy statement, dated April 18, 2016, for its 2016 Annual Meeting. To the extent holdings of the Company's securities by such directors or executive officers have changed since the amounts printed in the 2016 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Rent-A-Center's 2017 Annual Meeting.

# Executive Summary

- **The Board and management have developed a comprehensive strategic and financial plan that aims to maximize value for all stockholders**
  - Addresses discrete operational challenges, exacerbated under the previous management regime, that have readily fixable solutions that are underway and are generating improved key performance metrics
  - Immediately restores best practices in the Core, which positively impacted operating trends
  - Capitalizes on RAC's unique assets and other competitive strengths that position RAC to be a leading omni-channel Rent-to-Own provider over the long-term
- **Board and management are leading change to drive improvements for the benefit of all stockholders**
  - The Board took expeditious action in response to a sharp decline in performance in 2H 2016, implementing management changes, targeted operational initiatives, and headcount reduction
  - These decisive actions have stabilized performance and RAC is confident that they will help improve the trajectory of the Company
  - Mark Speese, Chairman and CEO, helped found the company and is one of the industry's most capable leaders
- **Rent-A-Center welcomes and values the opinions of all of its stockholders, including Engaged Capital**
  - We have held extensive, Board-level discussions with Engaged in an effort to better understand their views and maintain a constructive dialogue
- **The Board refutes Engaged Capital's assertion that a sale of the Company today represents the value maximizing strategy**
  - Engaged Capital's pursuit of a "quick flip", seeking to sell the Company at a time when RCII shares are trading at multi-year lows and while the Company is undergoing a significant operational transformation, will limit the value creation opportunity for all stockholders
  - Engaged Capital has no plan to improve operations at Rent-A-Center, proposing only an opportunistic, self-serving sale process

# Mark Speese is Again Committed to Making RAC Successful

## Cumulative total stockholder returns[1]



Rent-A-Center
S&P 500
3,000%
2,500%
2,000%
1,500%
1,000%
500%
0%
+2,571% during Mark Speese's time in management
'95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

## Revenues ($mm)



CAGRs
$126
66.2%
$1,602
7.9%
$2,339
3.2%
$2,732
1.6%
$2,963
1995
2000
2005
2010
2016

## Successes

### Core U.S.

- National RTO platform and brand
- ~1/3rd market share
- Improve lives of millions of customers

### Acceptance Now

- Approaching $1.0bn annual revenue
- ~1,200 staffed locations
- Industry-leading unit productivity
- Recent wins in national accounts

### Stockholder returns

- Total stockholder returns (1995-2016) of 1,074% vs. 632% for the S&P 500
- Under Speese leadership (1995-2013) total stockholder returns of 2,571% vs. 467% for the S&P 500
- Returned approximately $1.6 billion in capital to stockholders through dividends and stock repurchases

[1] *Represents the total stockholder return from Rent-A-Center's (RCII) IPO on 1/25/95 to the end of each year indicated*

# Mark and the Board Took Swift Actions to Correct the Unintended Effects of Initiatives Implemented in the Recent Past

| Prior initiatives and impacts | | Corrective action underway? | Actions taken to correct | |
|---|---|---|---|---|
| **Pricing / value proposition** | • Rates, cash prices, and total payments uncompetitive<br>• Overstocked with older used product<br>• ***EBITDA impact: ($85mm)[1]*** | ✓ | **Pricing / value proposition** | • Reestablished 2x2 matrix as foundational pricing strategy<br>• Most terms reduced by 30%<br>• Encourage ownership<br>• ***EBITDA opportunity: ~$65mm[2]*** |
| **Shift towards "good" vs. better/best products** | • Led to lower revenue-per-agreement<br>• Liquidations<br>• ***EBITDA impact: ($70mm)[1]*** | ✓ | **Refocus on "better/best" products** | • Targeting 65% of inventory mix vs. 45% currently<br>• Higher ticket and improved economics<br>• ***EBITDA opportunity: ~$40mm[2]*** |
| **Increased mix of part-time labor** | • Increased employee turnover<br>• Decreased customer service<br>• Increased skips and stolens<br>• ***EBITDA impact: ($35mm)[1]*** | ✓ | **Increased full time labor mix** | • Some part-time labor is being replaced by full-time labor<br>• Intensified focus on coworker development and talent improvement<br>• ***EBITDA opportunity: ~$20mm[2]*** |
| **Push on quantity not quality** | • Focus on deliveries at any cost<br>• POS impacted ability to execute on account management processes<br>• ***EBITDA impact: ($65mm)[1]*** | ✓ | **Improve account management** | • Improved POS system<br>• Focus on fundamentals of relationship / account management<br>• Incentivization / accountability<br>• ***EBITDA opportunity: ~$35mm[2]*** |

**Turnaround gains speed quickly as portfolio is renewed**

*[1] Represents annualized estimated EBITDA Impact since 2013; [2] Represents 2018-2019 estimated annual impact; Non-GAAP measure*

# New Plan to Improve Operating Results and Create Value for All Stockholders

| Metric* | 2018 Target range | 2019 Target range |
|---|---|---|
| Revenue growth | Low single digits | Mid single digits |
| EBITDA margin | 7.5% - 8.5% | 9.5% - 10.5% |
| Free cash flow | $70 - $90 million | $110 - $130 million |
| EPS | $1.20 - $1.40 | $2.00 - $2.25 |

*Note: Free cash flow defined as EBITDA less cash taxes, interest, capital expenditures, plus stock-based compensation expense and plus (less) the net decrease (increase) in net working capital*
**Includes non-GAAP measures*

Unlike many other retailers today, the challenges RAC faces are well understood and largely correctable by our own actions.

---

Several pillars of our strategic plan represent a return to what has made us a strong franchise historically.

---

The Board helped management create the plan and is already overseeing its execution.

---

The Board is confident that these actions will restore growth and profitability for the benefit of **all stockholders**.

# Overview

1 **Rent-A-Center strategic roadmap**

2 Rent-A-Center today

3 Best-in-class leadership and governance

# RAC Holds a Strong Position in a Growing and Attractive Industry

## Market leader in the growing RTO industry[1]

- 2012-2015 industry CAGR of 4.1%
- RAC commands 1/3rd share of > $9bn industry

## Clear roadmap for renewed growth and profitability in the Core

- Decisive actions to restore long-term growth
- Operational initiatives and management changes underway

## Advantaged retailing model with recurring revenue and cash flow

- Large portion of recurring weekly/monthly revenue
- Ability to generate strong free cash flow

## Strong growth prospects in emerging RTO channels

- Early innings of serving an addressable market of +50mm domestic financially underserved customers
- Growth opportunities with ANow, Omni & E-comm

## Unique value proposition that improves the lives of customers

- Dependable access for cash and credit constrained consumers
- Flexible purchase options with risk-free returns

## Unparalleled track record of serving a defensible segment

- Significant depth of customer knowledge
- Nature of model insulates against competition
- Minimal Amazon threat vs. other retail sectors

**Well-positioned to restore growth, improve profitability and create long-term value for all shareholders**

[1] *Association of Progressive Rental Organizations*

# Pillars of the New Plan

**Mission: Be the preferred provider of durable goods for cash and credit-constrained consumers**

### Pillar #1: Strengthen the Core

- Enhance value proposition and facilitate ownership
- Optimize product mix
- Stabilize and upgrade the workforce
- Improve account management
- Drive efficiencies in-store
- Optimize footprint

### Pillar #2: Optimize and Grow Acceptance Now

- Enhance value proposition and facilitate ownership
- Optimize partner relationships
- Centralize account management
- Grow ANow unstaffed solutions
- Enhance decision engine

### Pillar #3: Embrace Technology and Channel Expansion

- Leverage technology investments
- Build digital capabilities to support omni-channel platform
- Expand ANow to new channels, customers and products

***Our unique physical assets and brand strength in the Core are a key enabler of our strategic plans in other channels***

# Enhance Value Proposition

## Creates clear path to ownership

| Initiatives | Rationale |
|---|---|
| • Reestablished 2x2 matrix as foundational pricing strategy<br>• Most terms reduced by 30%, with additional term strategies for products with shorter lifecycles<br>• Adjusted previously rented product terms to better reflect value based on age, condition and lifecycle<br>• Improved early payout options to promote ownership | • Shorter terms matched with key psychological price points enhances chance of ownership<br>• Increase rate of ownership from 25% to 40%<br>• Provides the profit turns necessary for the Company's business model<br>• Expand return on investment from 2.7x to 3.0x<br>• **Run-rate EBITDA improvement: ~$65mm*** |

**Before**

- × Elongated terms create distorted path to ownership
- × Fatigue from long terms lead to returns and unfavorable aging idle inventory

**After**

- ✓ Rates, terms and purchase options with a clear path to ownership
- ✓ Improve cash flow through increased inventory turns

** Represents 2018-2019 estimated annual impact; Non-GAAP measure*

# Optimize Inventory Mix

**Expand selection of aspirational "Better / Best" products most desired by customers**

## Initiatives

- Targeting 65% of inventory mix made up of Better/Best products vs. 45% currently
- Results in higher ticket and improved economics
- Immediate opportunity within furniture category
- New assortments should drive towards fully optimized idle composition by early 2018
- **Run-rate EBITDA improvement: ~$40mm***

## Historical, current and future optimized idle mix


Good
Better
Best
~65%
34%
32%
34%
55%
22%
23%
35%
30%
35%
2011
2016
2018

**Increasing assortment of Better and Best products expected to create demand**

* *Represents 2018-2019 estimated annual impact*; Non-GAAP measure

# Stabilize and Upgrade Workforce

## Increase the mix of full-time positions to improve customer relationships

### Initiatives

- Following a part-time labor initiative launched in 2015, the Core U.S. channel experienced elevated turnover throughout 2016
- High turnover diminishes ability to create lasting relationships with customers
- To stabilize organization, some part-time labor is being replaced by full-time labor in most stores
  - Coworker mix has shifted from 39% part-time during FLEX to 26% post immediate stabilization
  - Employee turnover has dropped for five consecutive months since the initiative's launch
- Expected increase in labor costs will be offset by improved execution (sales, service, collections)
- Additionally, RAC is intensifying focus on coworker development and talent improvement
- **Run-rate EBITDA improvement: ~$20mm***

### Hourly coworker mix by position


Full-time
Part-time
100%
80%
60%
40%
20%
0%
23%
77%
39%
61%
26%
74%
August 15
August 16
January 17

### Monthly employee turnover (annualized)


2015
2016
2017
Stabilization Rollout
FLEX Rollout
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
81%
90%
94%
99%
103%
106%
106%
109%
109%
108%
106%
104%
76%
76%
50%
55%
56%
59%
61%
61%
63%
65%
68%
70%
70%
71%
Jan
Feb
March
April
May
Jun
Jul
August
Sep
Oct
Nov
Dec

**Store-level turnover has dropped for five consecutive months since launching this initiative**

** Represents 2018-2019 estimated annual impact; Non-GAAP measure*

# Improve Account Management

**Lower delinquency rates by focusing on training, tools and incentives to resolve store-level execution issues**

| | |
|---|---|
| **Process** | Thorough rental agreement verifications and approvals |
| **Incentives** | Incentive compensation moving to bottom line profitability |
| **Training** | Focus on fundamentals of relationship and account management |
| **Tools** | Improved POS |
| **Accountability** | Clearly communicated expectations and regular follow-up |

**Run-rate EBITDA improvement: ~$35mm***

**Ensure coworkers follow proven processes to collect payments or products**

** Represents 2018-2019 estimated annual impact; Non-GAAP measure*

PILLAR #1: STRENGTHEN THE CORE

# Drive Efficiencies in-Store

**Initiatives to improve underperforming stores**

| | |
|---|---|
| **People** | Filling open positions and right-sizing number of employees in all stores |
| **Product** | Launched store inventory health reporting for visibility and ownership<br>Created Acceptance Now returned inventory transfer “rules” and are testing redistribution<br>Take action to move through idle inventory faster<br>Launched Better/Best replenishment and new assortment tests |
| **Operations** | Launched closed Wednesday and adjusted opening hours test in select stores<br>Retraining District Managers on RTO business fundamentals and will implement better follow-up tools |

**Underperforming stores expected to show signs of a turnaround by the end of 2017 or will be evaluated for rationalization**

PILLAR #1: STRENGTHEN THE CORE

# Optimize Physical Footprint

## Key areas of focus

### Rationalize undeforming brick-and-mortar stores

- Our lease structures, with an average lease of < 5-years, will provide the flexibility required to proactively manage our footprint
- RAC will prepare a store optimization plan for execution upon giving our turnaround efforts an opportunity to make a meaningful impact
- Opportunity to reduce store footprint and square footage
- Continue to explore possible overhead cost and headcount efficiencies

### Adapt footprint to changing supply chain requirements

- Strategically, the B&M store footprint provides critical support to RAC's ANow and eCommerce operations
- B&M stores will be increasingly utilized as hubs in e-commerce fulfilment
- Provides operating leverage on store operating costs, while also reducing the required amount of supply-chain related investment

### Franchise strategy

- Person-to-person relationship that B&M RTO transactions are based on is particularly well suited to franchising
- Commissioning an external consultant to create a plan for franchising B&M as a primary part of corporate strategy
- Committed to developing capabilities needed to become a world class franchisor (e.g., marketing, branding, technology integration, etc.)

**Brick-and-mortar network provides foundation for omni-retailing practices to drive growth at store level and across other channels**

# Enhance Value Proposition

**Help customers achieve ownership to improve profitability**

| Initiatives | Rationale |
|---|---|
| • Shorten terms to reduce time to ownership and risk of transaction fatigue<br>• Calibrate early purchase option structures to support retention and incentivize ownership<br>• Implement more granular pricing to account for product category differences<br>• Pursue total cost of ownership and rate structures that meet return hurdles while providing customers more choice | • Increase exposure to RTO and conversion of approved consumers<br>• Increase overall ownership rate and incentivize profit maximizing behaviors (duration, early purchase option, etc.)<br>• Drive higher customer satisfaction, generate repeat usage and increase customer lifetime value<br>• Limit negative impact on Core RTO from returned ANow product<br>• Improve capital efficiency and accelerate cash flow<br>• Align partners more tightly with ANow and maximize value of B2B relationships |

# Optimize Key Retail Partner Relationships

**Deliver improved service and profitability**

| Initiatives | Rationale |
| --- | --- |
| • Re-design program to formally offer multiple relationship options with varying service levels<br>• Continue to negotiate exclusivity arrangements with critical retail partners<br>• National accounts is a huge scale opportunity<br>  • Pilot underway with national retailer<br>• More aggressively pursue program modifications (e.g., initial payment amounts, sales promotions, risk sharing, etc.)<br>• Review relationships on an ongoing basis to identify appropriate adjustments<br>  • Conn's exit cash flow positive, sends message | • Better align ANow relationship investment with partner expectations<br>• Ensure that ANow has access to 100% of RTO segment within retail partner<br>• Pair higher degree of program customization with superior high-service staffed model to create premier RTO offering<br>• Create ongoing "win-win" outcomes that strengthen relationships |

**ANow's staffed model delivers superior volumes and service versus competitors**

PILLAR #2: GROW ANow

# Focus on Growth-Enabling Capabilities

**Centralized account management**

- Ensures consistent process execution & creates path for rapidly improving efficacy of account management
- Enables in-store staff to focus on selling and driving volume; similar to retail partners' selling culture
- More dynamically manages account and collection strategies and increases portfolio performance
- Consolidates accounts from multiple partners, lower costs to serve
- Centralized function is a key enabler of unstaffed ANow Direct locations
- Positions business to more effectively scale, including with large retail partners (500+ locations)

**Building out unstaffed capabilities (ANow Direct)**

- Allows ANow access to a greater portion of its addressable market (i.e., partners ill-suited for staffed model)
- Creates opportunity to increase labor productivity in lower volume locations or off-peak times
- Positions business to more effectively scale at substantially lower cost with faster speed to market
- Only RTO operator in the industry that can offer a retailer a staffed or unstaffed model

**Centralized collections and a revitalized unstaffed model will allow the business to pursue both new partner growth and the optimization of its existing locations**

PILLAR #2: GROW ANow

# Enhance Decision Engine and Risk Analytics

## Reduce losses and increase ownership

| Key benefits | |
|---|---|
| **Reduced losses** | • Consistent risk assessment policies and strategies across all Acceptance Now locations (and eventually brick and mortar "B&M" locations) |
| **Systematic learnings** | • Data / experience can be translated to other markets (partner or customer) and industry verticals<br>• New potential opportunities / applications for RTO transactions |
| **Improved decision making** | • Data from applications / approvals can be leveraged to create decision-making tools (decision trees, settlement structures, etc.)<br>• Tools can expand Decision Engine and Risk Analytics beyond Rent-to-Own originations to post-sale account management and store-level decision making |
| **Customer experience** | • Data-driven application / verification process eliminates time-consuming manual verification processes such as calling landlords or references |

| Recent enhancements | |
|---|---|
| **Customer Approval Model (CAM)** | • Proprietary scoring model predicts outcomes using a vast aggregation of data attributes<br>• Optimal approval amount determined for each consumer based upon their profile |
| **Fraud detection** | • Customers using "synthetic" identities more likely to be declined<br>• New rules implemented always consider personally identifiable information consistency and other identity verification data<br>• Better segmentation between in-store customers (lower fraud risk) and online customers (higher fraud risk) |
| **Approval rate / amount "shaping"** | • Decision Analytics team constantly monitors approval rates and approval amount distributions<br>• Adjustments are made to ensure distributions fit within the prescribed shape for optimal portfolio performance |

**Enhancements to business rules, fraud triggers and approval amounts**

PILLAR #3: EMBRACE TECHNOLOGY & CHANNEL EXPANSION

# Leverage Technology Investments

| Category | Area | Details |
|---|---|---|
| Enabling Digital Capabilities | E-commerce | • Supports Rent-A-Center brand and brick and mortar channel<br>• Establishes foundation for future platforms and serves as a way to gain new customers |
| | Mobile apps | • Convenience of accessing accounts when and where customers want<br>• Features include mobile wallet, additional payment options, click-to-pay and incentives/offers |
| Technology Modernization | Data landscape | • Launching an improved enterprise data platform over the next 12 months<br>• Enhances data access and shared functionality for all business systems and channels |
| | Cloud adoption | • Transitioning major operational and functional systems to cloud-based technology<br>• Improves quality, scale and flexibility of all channels, now and in the future |
| | Coworker empowerment | • Using modern tools to increase coworker collaboration and productivity<br>• Leads to better teamwork and a more effective workforce |
| Infrastructure Optimization | Asset management | • Developing new systems for product service and inventory redistribution<br>• Reducing working capital investment and optimizing inventory |
| | Security | • Enhanced security measures to prevent intrusions and better detect threats<br>• Greater protection of computer systems against cyber risk |

**Invest in operations infrastructure that is secure, stable and sufficiently flexible**

PILLAR #3: EMBRACE TECHNOLOGY & CHANNEL EXPANSION

# Build Digital Capabilities to Support Omni-Channel Platform

**Digitally-enabled brick-and-mortar and true direct-to-consumer RTO**

### Digitally-enabled brick and mortar platform

- Cloud-based POS and account management platforms deploying in 2017-18 will help employees make decisions that lower losses and operating costs
- Greater customer insights will be gained through advanced tracking of customers in stores

### True direct-to-consumer RTO

- E-commerce and mobile apps launching in 2017 enable end-to-end RTO transactions anytime and anywhere
- A direct-to-consumer model with "endless aisle", delivered in 2018, will drive digital revenue growth and new customers

### E-commerce build out

- Extended aisle, to be delivered in 2018, provides more choice to the cash and credit constrained consumer
- New customer acquisition channel (60-70% of e-commerce transactions are from new customers)

### Mobile App Rollout

- Improves payment optionality
- Anytime, anywhere access, allowing consumers to manage agreements, request support, etc.
- Millennial engagement

**Investments in digital capabilities that will enable a seamless customer experience across channels, markets, retailers, products, and brands**

# Expand to New Channels, Customers and Products

**RAC has the assets to leverage and technology strategies underway for a winning omni-channel offering**

- Decision engine and risk analytics
- Centralized account management
- Unstaffed RTO models
- Digital capabilities and technology investments
- RTO expertise
- Optimized physical footprint

***Open omni-channel opportunities for RAC to offer the RTO value proposition to a broader group of customers***

## Opportunities

### Access new markets

- Acceptance Now can expand RTO's addressable market
- Opportunities for expansion, enabled by advanced customer approval amounts tied to the unique characteristics of retailers, geographies, and products
- Potential to expand unstaffed model to new and existing retail partners

### Serve all customers with greater product selection

- Leverage approval capabilities and digitally-driven customer engagement platform across verticals
- RTO offering can compete dynamically for the business of higher credit score individuals who simply want to enjoy goods through "user-ship" (i.e., rent-to-rent / subscription models)
- New products, offerings, services

### Deploy direct-to-consumer RTO

- Creating digital channel where customers access supplier merchandise directly
- Low-cost, exponentially scalable model
- Enhanced profitability opportunity for RAC

# Overview

1 Rent-A-Center strategic roadmap

**2 Rent-A-Center today**

3 Best-in-class leadership and governance

# RAC's Value Proposition Delivers Customer Satisfaction and Ownership

| Mission | Value Proposition | Purpose |
| --- | --- | --- |
| To replace credit with **TRUST**<br><br>We see a fairer world where more people have more opportunities to pursue their dreams for a better life | • **Access**<br>• **Affordability**<br>• **Flexibility**<br>• **Immediacy**<br>• **Safety** | To believe in and **empower those striving to enjoy the American dream**, but have limited or no credit to get the big-ticket items they want, when they want, with the payment plans they need |

# Segment Overview – Core U.S.

*A market-leading platform that provides flexibility and buying power to credit-challenged customers*

### Segment overview

- Company-owned stores in the U.S., Canada and Puerto Rico lease household durable goods on a RTO basis
- Largest operating segment, comprising ~70% of consolidated net revenues
- Mature segment with a loyal, repeat customer base (70% of business comes from returning customers)
- Flexible payment options and weekly terms – a differentiator which accounts for the majority of rental agreements
- 2,453 locations and continued focus on store optimization

### Product mix[1]



Smartphones 6%
Furniture & Accessories 34%
Appliances 21%
Computers 8%
Consumer Electronics 31%

### Key vendor relationships

SONY | Whirlpool | ASHLEY FURNITURE INDUSTRIES, INC. | Microsoft | LG Life's Good | SAMSUNG

[1] *Based on rental revenue mix for FY16*

# Segment Overview – Acceptance Now

*ANow is a proven concept that saves the sale for retailers and presents a large market share opportunity*

## Segment overview

- Provides on-site Rent-to-Own options at third-party retail partner locations
- ANow has historically demonstrated a strong growth trajectory, and the market share opportunity remains large
  - $25 billion market opportunity to cater to underserved consumers[1]
- Purchase options include 90-day terms and customers are typically higher income levels than those in the Core U.S. segment
- Differentiated staffed model produces approximately 7x revenue per store vs. virtual competitors
- ANow Direct unstaffed solution will allow for optimized deployment in retail locations where volumes do not support a staffed kiosk

## Product mix[2]



Appliances 11%
Computers 3%
Consumer Electronics 10%
Furniture & Accessories 76%

## Key retail partner relationships

BOB'S DISCOUNT FURNITURE

ROOMS TO GO

ASHLEY FURNITURE INDUSTRIES, INC.

VCF VALUE CITY FURNITURE

[1] 50M underserved consumers, 10M access secondary financing, 20M are cash consumers, 20M unserved opportunity; Annual revenue calculated using an average ticket price of $1,250

[2] Based on rental revenue mix for FY16

*Sources: FDIC, Census.gov Retail Trade (NAICS categories); Synchrony (SYF) 2014 10-K; RAC internal data and surveys*

# RAC Has Two Strong Platforms Providing an Exceptional Value Proposition to Customers and Retailers

## Core U.S.

1. No credit needed
2. Serves nearly everyone
3. Never goes on credit report
4. No long-term obligation
5. Delivery and service included at no additional cost
6. Flexible payment options
7. Low losses of ~3%
8. 70% repeat customers

## Acceptance Now

1. ~$565k per location in annual revenue
2. 6-8x productivity vs. all competitors
3. Low capital investment
4. Provides incremental revenue for the retailer
5. Industry-leading approval rates
6. Serves both the banked and unbanked
7. Mid-teens operating margins
8. Only player offering staffed and unstaffed model

# Overview

1. Rent-A-Center strategic roadmap
2. Rent-A-Center today
3. **Best-in-class leadership and governance**

# Rent-A-Center Has the Right Board and Governance Structure In Place to Drive Long-term Value Creation for All Stockholders

- **Rent-A-Center's Board is diverse, experienced and committed to acting in the best interests of the Company and all stockholders**
  - The majority of Board members are independent and come with strong retail, finance, marketing, technology, strategic planning and C-suite expertise critical to Rent-A-Center's business
- **The Board is committed to a stable capital allocation policy that balances and prioritizes investments in long-term growth initiatives, the reduction of debt and steady return of capital to stockholders**
  - The Board has approved the pursuit of a debt capital structure solution that will provide the Company with improved flexibility and sufficient liquidity to support strategic initiatives
- **Rent-A-Center's Board will continue to evaluate all opportunities to enhance stockholder value and is committed to pursuing the right course of action for all stockholders**

*[1] Represents the total stockholder return from Rent-A-Center's (RCII) IPO on 2/2/95 to 12/31/16*

# RAC's Nominees Offer a Diverse Mix of Skills and Expertise and are Best Positioned to Oversee Continued Changes at RAC

## Mark Speese



Chairman and CEO

- Founder of the Company and CEO since January 2017
- Previously served as CEO from 2001-2014
- Director since 1990
- President from 1990-1999, COO from 1994-1999
- Owns 2.3% of Rent-A-Center's shares outstanding

**Qualifications**
- Unparalleled knowledge of the business and Rent-to-Own industry
- Extensive operations experience
- Strong strategic vision for the Company

## Jeffery Jackson



Independent Director
*Audit and Risk Committee Chair*

- Managing Director at technology-focused venture capital firm, Thayer Ventures
- Executive Vice President and CFO of Sabre Holdings from 1998-2009
- Vice President of Corporate Development and Treasurer at American Airlines from 1995-1998
- Former director of Travelocity.com and Getty Images

**Qualifications**
- Broad operating and strategically oriented experience
- Established reputation for leading teams, developing and sustaining business partnerships and identifying strategic opportunities

## Leonard Roberts



Independent Director
*Compensation Committee Chair*

- Chairman and CEO of RadioShack Corporation from 1998-2005, President from 1993-1998
- Chairman and CEO of Shoney's, Inc. from 1990-1993
- President and CEO of Arby's from 1984-1990
- Current director of J.C. Penney and Texas Health Resources

**Qualifications**
- Extensive CEO and governance experience in retail sector
- Brings a unique perspective on retail marketing to the Board and offers significant financial expertise

**RAC's nominees have and will continue to take decisive actions on behalf of stockholders**

# RAC's Continuing Directors Consist of Independent and Highly Qualified Individuals with Skills that Support RAC's Strategy



**Steven Pepper**
*Lead Director*

- Rent-A-Center Director since May 2013
  - Chair of the Finance Committee
  - Member of the Audit and Risk Committee
- 20-year career with PepsiCo/Yum Brands
  - President of Yum Mexico (2001-2011)
  - President of Yum Europe (2000-2001)
  - President of Yum Southern Africa (1998-2000)
- Serves as an advisor to a number of private equity groups regarding investments in Latin America
- Serves on Advisory Board of Grupo Nutresa (COL)



**Michael Gade**
*Independent Director*

- Rent-A-Center Director since May 2005
  - Chair of the Nominating & Corporate Governance Committee
  - Member of the Compensation Committee
- 30 years of marketing and management experience, most recently serving as senior executive for the southwest region of The Home Depot (2003-2004)
- Executive in Residence at the University of North Texas as a professor of marketing and retailing
- Serves on Board of Directors of The Crane Group



**Rishi Garg**
*Independent Director*

- Rent-A-Center Director since March 2016
  - Member of the Audit and Risk Committee
- Partner at the Mayfield Fund, a Silicon Valley based early stage venture capital firm
- VP of Corporate Development and Strategy at Twitter, Inc. (2014-2015)
- Head of Corporate Development at Square, Inc. (2012-2014)
- Co-founder and VP of Business Development at FanSnap (2007-2011)



**J.V. Lentell**
*Independent Director*

- Rent-A-Center Director since February 1995
  - Member of the Compensation Committee
  - Member of the Nominating & Corporate Governance Committee
- Vice Chairman of the Board of Intrust Financial Corporation since 1993, Chairman of the Board (1981-1993)

# Corporate Governance Practices In-line With Peers and Broader Market

| | Overall QualityScore | Board Structure | Compensation | Stockholder Rights | Audit |
|---|---|---|---|---|---|
| **RAC** | **3** | **5** | **1** | **5** | **1** |
| ISS Peers | 4 | 3 | 4 | 5 | 2 |
| Company Peers | 3 | 3 | 4 | 3 | 2 |
| S&P 500 | 5 | 5 | 5 | 5 | 2 |

**1 = Lowest governance risk (e.g. best)**

**10 = Highest governance risk (e.g. worst)**

## Governance adheres to many ISS best practices

- **6 out of 7 Board members are independent**
- **All directors with at least one year of service own stock**
- **Stockholders overwhelmingly support executive compensation structure**
  - Say On Pay proposals garnered over 98.5% of votes "for" at each of the past three annual meetings[1]

*Source: ISS*
*ISS Peers include: Asbury Automotive Group, Conn's, DSW, Stage Stores, Ulta Beauty, Cabela's, Dick's Sporting Goods, Select Comfort Corporation, Systemax, Williams-Sonoma, Aaron's, Fred's, Pier 1 Imports, Big Lots, O'Reilly Automotive, Sally Beauty Holdings, Tractor Supply Company*
*Company Peers include: Aaron's, Fred's, Pier 1 Imports, Big Lots, O'Reilly Automotive, Sally Beauty Holdings, Tractor Supply Company, Brinker International, Sears Hometown and Outlet Stores, United Rentals*
*[1] Proxy Insight; For votes are calculated as a % of votes For and Against*

# Clear Alignment of Compensation and Stock Performance

**Best-in-class compensation policy and disclosure**

- **RAC adheres to many ISS compensation "best practices"**
  - Disclosure of full information on performance measures used in the Company's long-term incentive plan
  - Minimum twelve month vesting period for the equity incentive plan
  - No "golden parachute" for CEO
  - Clawback policy – both for cash and equity

**Clear alignment of management incentives with stockholder interests**

- **Chairman and CEO, Mark Speese, holds a 2.3% ownership stake**
- **Executive compensation framework designed to create a "pay for performance" culture**
- **In 2015, RAC proactively adopted relative TSR as the metric used in the long-term incentive compensation program, replacing EBITDA**

**Vast majority of named executive officer (NEO) pay is "at risk"**

**CEO target compensation**



Performance-Based
20%
"At Risk" 80%

**Other NEO average compensation**



Base Salary[1]
32%
"At Risk" 68%

**RAC has received the best possible score on compensation from ISS**

[1] *Base salary includes cash salary, contributions made to the Deferred Compensation Plan, premiums paid for various insurance plans, and incentive travel awards*

# Board Taking Decisive Actions to Drive Value for All Stockholders

- **Rent-A-Center has the right Board, and the right strategy in place to aggressively pursue value-maximizing strategies for all stockholders**
- **The Rent-A-Center Board and management have taken, and will continue to take, decisive and immediate actions to drive improvements for the benefit of all stockholders**
- **Rent-A-Center's nominees are best positioned to oversee continued changes at the Company on behalf of all stockholders**
- **The Board is confident that recent management changes, headcount reduction and execution of the strategic plan will create value for stockholders and correct recent performance**
  - Strengthening the Core U.S. business
  - Driving increased customer satisfaction and ownership
  - Optimizing and growing Acceptance Now
  - Embracing technology and channel expansion
- **Rent-A-Center's Board will continue to evaluate opportunities to enhance stockholder value and is committed to pursuing the right course of action for all stockholders**

**The Board is confident the strategic plan positions RAC for restored long-term growth, improved profitability and value creation for all stockholders**

Unlike many other retailers today, the challenges RAC faces are well understood and largely correctable by our own actions.

---

Several pillars of our strategic plan represent a return to what has made us a strong franchise historically.

---

The Board helped management create the plan and is already overseeing its execution.

---

The Board is confident that these actions will restore growth and profitability for the benefit of **all stockholders**.

RAC

Rent-A-Center

APPLIANCES • ELECTRONICS • COMPUTERS • FURNITURE

Rent-A-Center

# Implementing a New Plan to Improve Operations and Drive Stockholder Value

## Strategic Plan Positions Rent-A-Center for Restored Growth, Improved Profitability and Value Creation for **All Stockholders**

| | |
|---|---|
| **Strengthen the Core U.S. Business** | > **Enhancing value proposition** to help customers achieve ownership<br>> **Optimizing inventory mix** to expand "Better/Best" product selection<br>> **Stabilizing and upgrading workforce** to improve customer relationships<br>> **Improving account management practices** to lower delinquency rates and improve retention<br>> **Driving in-store efficiences** to improve underperforming stores<br>> **Optimizing physical footprint** to drive growth at store level and across other channels |
| **Optimize and Grow Acceptance Now** | > **Enhancing value proposition and help customers achieve ownership** to improve profitability<br>> **Optimizing key retail partnerships** to deliver improved service and profitability<br>> **Focusing and executing on growth-enabling capabilities**<br>> **Enhancing decision engine and risk analytics** to reduce losses and increase ownership |
| **Embrace Technology and Channel Expansion** | > **Leveraging technology investments**<br>> **Building digital capabilities** to support omni-channel platform<br>> **Expanding ANow** to new channels, customers and products |

## New Plan Expected to Improve Results and Create Value

TARGET RANGES

| | REVENUE GROWTH | EBITDA MARGIN | FREE CASH FLOW | EPS |
|---|---|---|---|---|
| 2018 | low-single digits | 7.5-8.5% | $70-90 M | $1.20-1.40 |
| 2019 | mid-single digits | 9.5-10.5% | $110-130 M | $2.00-2.25 |

## Well-Positioned to Build on Core Strengths

> **Market leader** in the growing rent-to-own ("RTO") industry[1]

> **Clear roadmap** for renewed growth and profitability in the Core

> **Advantaged retailing model** with recurring revenue and cash flow

> **Strong growth prospects** in emerging RTO channels

> **Unique value proposition** that improves the lives of customers

> **Unparalleled track record** of serving a defensible segment

1 Association of Progressive Rental Organizations

### RENT-A-CENTER SNAPSHOT

One of the nation's largest Rent-to-Own operators

| 21,600 | 1.3M | ~$1.6B in capital | 936% vs. 411% for the S&P |
|---|---|---|---|
| COWORKERS | CUSTOMERS | RETURNED TO STOCKHOLDERS[2] | TOTAL STOCKHOLDER RETURN[2] |

2 Represents the total stockholder return from Rent-A-Center's (RCII) IPO on 2/2/95 to 3/17/17

### Forward-Looking Statements

This presentation and the guidance above contain forward-looking statements that involve risks and uncertainties. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "should," "anticipate," "believe," or "confident," or the negative thereof or variations thereon or similar terminology. The Company believes that the expectations reflected in such forward-looking statements are accurate. However, there can be no assurance that such expectations will occur. The Company's actual future performance could differ materially from such statements. Factors that could cause or contribute to such differences include, but are not limited to: the general strength of the economy and other economic conditions affecting consumer preferences and spending; factors affecting the disposable income available to the Company's current and potential customers; changes in the unemployment rate; difficulties encountered in improving the financial and operational performance of the Company's business segments; our chief executive officer and chief financial officer transitions, including our ability to effectively operate and execute our strategies during the interim period and difficulties or delays in identifying and attracting a permanent chief financial officer with the required level of experience and expertise; failure to manage the Company's store labor and other store expenses; the Company's ability to develop and successfully execute strategic initiatives; disruptions, including capacity-related outages, caused by the implementation and operation of the Company's new store information management system, and its transition to more-readily scalable, "cloud-based" solutions; the Company's ability to successfully market smartphones and related services to its customers; the Company's ability to develop and successfully implement virtual or E-commerce capabilities, including mobile applications; disruptions in the Company's supply chain; limitations of, or disruptions in, the Company's distribution network; rapid inflation or deflation in the prices of the Company's products; the Company's ability to execute and the effectiveness of a store consolidation, including the Company's ability to retain the revenue from customer accounts merged into another store location as a result of a store consolidation; the Company's available cash flow; the Company's ability to identify and successfully market products and services that appeal to its customer demographic; consumer preferences and perceptions of the Company's brand; uncertainties regarding the ability to open new locations; the Company's ability to acquire additional stores or customer accounts on favorable terms; the Company's ability to control costs and increase profitability; the Company's ability to retain the revenue associated with acquired customer accounts and enhance the performance of acquired stores; the Company's ability to enter into new and collect on its rental or lease purchase agreements; the passage of legislation adversely affecting the Rent-to-Own industry; the Company's compliance with applicable statutes or regulations governing its transactions; changes in interest rates; adverse changes in the economic conditions of the industries, countries or markets that the Company serves; information technology and data security costs; the impact of any breaches in data security or other disturbances to the Company's information technology and other networks and the Company's ability to protect the integrity and security of individually identifiable data of its customers and employees; changes in the Company's stock price, the number of shares of common stock that it may or may not repurchase, and future dividends, if any; changes in estimates relating to self-insurance liabilities and income tax and litigation reserves; changes in the Company's effective tax rate; fluctuations in foreign currency exchange rates; the Company's ability to maintain an effective system of internal controls; the resolution of the Company's litigation; and the other risks detailed from time to time in the Company's SEC reports, including but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2016. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

### Use of Non-GAAP Financial Measures

This presentation refers to EBITDA (earnings before interest, taxes, depreciation and amortization), and free cash flow (EBITDA less cash taxes, interest, capital expenditures, plus stock-based compensation expense and plus (less) the net decrease (increase) in net working capital), which are non-GAAP financial measures as defined in Item 10(e) of Regulation S-K. Management believes that presentation of these non-GAAP financial measures in this presentation are useful to investors in their analysis of the Company's projected performance in future periods. This non-GAAP financial information should be considered as supplemental in nature and not as a substitute for or superior to the historical financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similar measures presented by other companies.

The Company has not quantitatively reconciled differences between EBITDA or free cash flow and their corresponding GAAP measures for 2018 and 2019 projections due to the inherent uncertainty regarding variables affecting the comparison of these measures.

### Additional Information and Where to Find It

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to its 2017 Annual Meeting. The Company stockholders are strongly encouraged to read any such proxy statement, the accompanying white proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC's website at www.sec.gov. Copies also will be available free of charge at the Company's website at www.rentacenter.com or by contacting the Company's Investor Relations at 972-801-1100. The Company, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the matters to be considered at Rent-A-Center's 2017 Annual Meeting. Information about certain current directors and executive officers of the Company is available in the Company's proxy statement, dated April 18, 2016, for its 2016 Annual Meeting. To the extent holdings of the Company's securities by such directors or executive officers have changed since the amounts printed in the 2016 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Rent-A-Center's 2017 Annual Meeting.